                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 24, 2000
                                  PAGE (1 OF 7)


                                             STATE OF                                                  OWNERSHIP
NAME OF SUBSIDIARY                         ORGANIZATION           OWNED BY                            PERCENTAGE
------------------                         ------------           --------                            ----------
AmSurg KEC, Inc.                                TN                AmSurg Corp.                           100%
The Endoscopy Center of Knoxville,              TN                AmSurg KEC, Inc.                        51%
L.P.

AmSurg EC Topeka, Inc.                          TN                AmSurg Corp.                           100%
The Endoscopy Center of Topeka, L.P.            TN                AmSurg EC Topeka, Inc.                  60%

AmSurg EC St. Thomas, Inc.                      TN                AmSurg Corp.                           100%
The Endoscopy Center of St. Thomas,             TN                AmSurg EC St. Thomas, Inc.              60%
L.P.

AmSurg EC Centennial, Inc.                      TN                AmSurg Corp.                           100%
The Endoscopy Center of Centennial,             TN                AmSurg EC Centennial, Inc.              60%
L.P.

AmSurg EC Beaumont, Inc.                        TN                AmSurg Corp.                           100%
The Endoscopy Center of Southeast               TN                AmSurg EC Beaumont, Inc.                51%
Texas, L.P.

AmSurg EC Santa Fe, Inc.                        TN                AmSurg Corp.                           100%
The Endoscopy Center of Santa Fe,               TN                AmSurg EC Santa Fe, Inc.                60%
L.P.

AmSurg EC Washington, Inc.                      TN                AmSurg Corp.                           100%
The Endoscopy Center of Washington              TN                AmSurg EC Washington, Inc.              60%
D.C., L.P.

AmSurg Torrance, Inc.                           TN                AmSurg Corp.                           100%
The Endoscopy Center of South Bay,              TN                AmSurg Torrance, Inc.                   51%
L.P.

                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 24, 2000
                                  PAGE (2 OF 7)


                                             STATE OF                                                  OWNERSHIP
NAME OF SUBSIDIARY                         ORGANIZATION           OWNED BY                            PERCENTAGE
------------------                         ------------           --------                            ----------
AmSurg Encino, Inc.                             TN                AmSurg Corp.                           100%
The Valley Endoscopy Center, L.P.               TN                AmSurg Encino, Inc.                     51%

AmSurg Brevard, Inc.                            TN                AmSurg Corp.                           100%
The Ophthalmology Center of Brevard,            TN                AmSurg Brevard, Inc.                    51%
L.P.

AmSurg Sebastopol, Inc.                         TN                AmSurg Corp.                           100%
The Sebastopol ASC, L.P.                        TN                AmSurg Sebastopol, Inc.                 60%

AmSurg Abilene, Inc.                            TN                AmSurg Corp.                           100%
The Abilene ASC, L.P.                           TN                AmSurg Abilene, Inc.                    60%

AmSurg Lorain, Inc.                             TN                AmSurg Corp.                           100%
The Lorain ASC, L.P.                            TN                AmSurg Lorain, Inc.                     51%

AmSurg Maryville, Inc.                          TN                AmSurg Corp.                           100%
The Maryville, ASC                              TN                AmSurg Maryville, Inc.                  51%

AmSurg Miami, Inc.                              TN                AmSurg Corp.                           100%
The Miami ASC, L.P.                             TN                AmSurg Miami, Inc.                      70%

AmSurg Melbourne, Inc.                          TN                AmSurg Corp.                           100%
The Melbourne ASC, L.P.                         TN                AmSurg Melbourne, Inc.                  51%

AmSurg Hillmont, Inc.                           TN                AmSurg Corp.                           100%
The Hillmont ASC, L.P.                          TN                AmSurg Hillmont, Inc.                   51%

                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 24, 2000
                                  PAGE (3 OF 7)


                                             STATE OF                                                  OWNERSHIP
NAME OF SUBSIDIARY                         ORGANIZATION           OWNED BY                            PERCENTAGE
------------------                         ------------           --------                            ----------
AmSurg Northwest Florida, Inc.                  TN                AmSurg Corp.                           100%
The Northwest Florida ASC, L.P.                 TN                AmSurg Northwest Florida, Inc.          51%

AmSurg Palmetto, Inc.                           TN                AmSurg Corp.                           100%
The Palmetto ASC, L.P.                          TN                AmSurg Palmetto, Inc.                   51%

AmSurg Hallandale, Inc.                         TN                AmSurg Corp.                           100%
The Hallandale Surgery ASC, L.P.                TN                AmSurg Hallandale                     67.3%

AmSurg Ocala, Inc.                              TN                AmSurg Corp.                           100%
The Ocala Endoscopy ASC, L.P.                   TN                AmSurg Ocala, Inc.                      51%

AmSurg South Florida Network, Inc.              TN                AmSurg Corp.                           100%
The GI Network of South Florida, L.P.           TN                AmSurg South Florida Network,           51%
                                                                  Inc.

AmSurg Crystal River, Inc.                      TN                AmSurg Corp.                           100%
The Crystal River Endoscopy ASC,                TN                AmSurg Crystal River, Inc.              51%
L.P.

AmSurg Abilene Eye, Inc.                        TN                AmSurg Corp.                           100%
The Abilene Eye ASC, L.P.                       TN                AmSurg Abilene Eye, Inc.                51%

AmSurg El Paso, Inc.                            TN                AmSurg Corp.                           100%
The El Paso ASC, L.P.                           TN                AmSurg El Paso, Inc.                    51%

                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 24, 2000
                                  PAGE (4 OF 7)


                                             STATE OF                                                  OWNERSHIP
NAME OF SUBSIDIARY                         ORGANIZATION           OWNED BY                            PERCENTAGE
------------------                         ------------           --------                            ----------
AmSurg Westlake, Inc.                           TN                AmSurg Corp.                           100%
The Westlake Ophthalmology ASC,                 TN                AmSurg Westlake, Inc.                   57%
L.P.

AmSurg FL EyeCare Network, Inc.                 TN                AmSurg Corp.                           100%
The Southeast EyeCare Network, L.P.             TN                AmSurg FL EyeCare Network,              51%
                                                                  Inc.

AmSurg Naples, Inc.                             TN                AmSurg Corp.                           100%
The Naples Endoscopy ASC, L.P.                  TN                AmSurg Naples, Inc.                     60%

AmSurg La Jolla, Inc.                           TN                AmSurg Corp.                           100%
The La Jolla Endoscopy Center, L.P.             TN                AmSurg La Jolla, Inc.                   51%

AmSurg Burbank, Inc.                            TN                AmSurg Corp.                           100%
The Burbank Ophthalmology ASC,                  TN                AmSurg Burbank, Inc.                    51%
L.P.

AmSurg Inglewood, Inc.                          TN                AmSurg Corp.                           100%
The Inglewood Endoscopy ASC, L.P.               TN                AmSurg Inglewood, Inc.                  51%

AmSurg Glendale, Inc.                           TN                AmSurg Corp.                           100%
The Glendale Ophthalmology ASC,                 TN                AmSurg Glendale, Inc.                   51%
L.P.

AmSurg Largo, Inc.                              TN                AmSurg Corp.                           100%
AmSurg Suncoast, Inc.                           TN                AmSurg Corp.                           100%
AmSurg Miami Urology, Inc.                      TN                AmSurg Corp.                           100%

                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 24, 2000
                                  PAGE (5 OF 7)


                                             STATE OF                                                  OWNERSHIP
NAME OF SUBSIDIARY                         ORGANIZATION           OWNED BY                            PERCENTAGE
------------------                         ------------           --------                            ----------
AmSurg Dade County, Inc.                        TN                AmSurg Corp.                           100%
AmSurg SWFLA, Inc.                              TN                AmSurg Corp.                           100%
AmSurg ENT Brevard, Inc.                        TN                AmSurg Corp.                           100%
AmSurg-Las Vegas, Inc.                          TN                AmSurg Corp.                           100%

AmSurg Holdings, Inc.                           TN                AmSurg Corp.                           100%
The Knoxville Ophthalmology ASC,                TN                AmSurg Holdings, Inc.                   60%
LLC
The West Monroe Endoscopy ASC,                  TN                AmSurg Holdings, Inc.                   55%
LLC
The Montgomery Eye Surgery Center,              TN                AmSurg Holdings, Inc.                   51%
LLC
EyeCare Consultants Surgery Center,             TN                AmSurg Holdings, Inc.                   51%
LLC
The Sidney ASC, LLC                             TN                AmSurg Holdings, Inc.                   51%
The Cleveland ASC, LLC                          TN                AmSurg Holdings, Inc.                   51%
The Milwaukee ASC, LLC                          TN                AmSurg Holdings, Inc.                   51%
The Pinnacle Eyecare Network, LLC               TN                AmSurg Holdings, Inc.                   51%
The Alabama Eye Care Network, LLC               TN                AmSurg Holdings, Inc.                   51%
The Columbia ASC, LLC                           TN                AmSurg Holdings, Inc.                   51%
The Wichita Orthopaedic ASC, LLC                TN                AmSurg Holdings, Inc.                   51%
The Minneapolis Endoscopy ASC,                  TN                AmSurg Holdings, Inc.                   51%
LLC
The Willoughby ASC, LLC                         TN                AmSurg Holdings, Inc.                   51%
The Westglen Endoscopy Center, LLC              TN                AmSurg Holdings, Inc.                   51%
The West Texas Eyecare Network,                 TN                AmSurg Holdings, Inc.                   51%
LLC
Cleveland Eyecare Network, LLC                  TN                AmSurg Holdings, Inc.                   51%
The Chevy Chase ASC, LLC                        TN                AmSurg Holdings, Inc.                   51%

                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 24, 2000
                                  PAGE (6 OF 7)


                                             STATE OF                                                  OWNERSHIP
NAME OF SUBSIDIARY                         ORGANIZATION           OWNED BY                            PERCENTAGE
------------------                         ------------           --------                            ----------
The Oklahoma City ASC, LLC                      TN                AmSurg Holdings, Inc.                   51%
The Mountain West Gastroenterology              TN                AmSurg Holdings, Inc.                   51%
ASC, LLC
The Cincinnati ASC, LLC                         TN                AmSurg Holdings, Inc.                   51%
The Fayetteville ASC, LLC                       TN                AmSurg Holdings, Inc.                   51%
The Independence ASC, LLC                       TN                AmSurg Holdings, Inc.                   60%
AmSurg Northern Kentucky GI, LLC                TN                AmSurg Holdings, Inc.                   51%
AmSurg Louisville GI, LLC                       TN                AmSurg Holdings, Inc.                   51%
AmSurg Kentucky Ophthalmology,                  TN                AmSurg Holdings, Inc.                   51%
LLC
The Phoenix Ophthalmology ASC,                  TN                AmSurg Holdings, Inc.                   51%
LLC
The Toledo Endoscopy ASC, LLC                   TN                AmSurg Holdings, Inc.                   51%
The Midwest GI Network, LLC                     TN                AmSurg Holdings, Inc.            33.33% Financial
                                                                                                    51% Governance
The Englewood ASC, LLC                          TN                AmSurg Holdings, Inc.                   51%
The Sun City Ophthalmology ASC,                 TN                AmSurg Holdings, Inc.                   60%
LLC
The Cape Coral/Ft. Myers Endoscopy              TN                AmSurg Holdings, Inc.                   51%
ASC, LLC
The Baltimore Endoscopy ASC, LLC                TN                AmSurg Holdings, Inc.                   60%
The Boca Raton Ophthalmology ASC,               TN                AmSurg Holdings, Inc.                   51%
LLC
The Minneapolis Ophthalmology ASC,              TN                AmSurg Holdings, Inc.                   51%
LLC
The Florham Park Endoscopy                      TN                AmSurg Holdings, Inc.                   51%
ASC, LLC
The West Texas GI Network, LLC                  TN                AmSurg Holdings, Inc.                   51%
The West Orange ENT ASC, LLC                    TN                AmSurg Holdings, Inc.                   51%
The Northside Gastroenterology                  IN                AmSurg Holdings, Inc.                   51%
Endoscopy Center, LLC
The Chattanooga Endoscopy ASC,                  TN                AmSurg Holdings, Inc.                   51%
LLC

                                   EXHIBIT 21

                                 SUBSIDIARY LIST
                              AS OF MARCH 24, 2000
                                  PAGE (7 OF 7)


                                             STATE OF                                                  OWNERSHIP
NAME OF SUBSIDIARY                         ORGANIZATION           OWNED BY                            PERCENTAGE
------------------                         ------------           --------                            ----------
The Mount Dora Ophthalmology ASC,               TN                AmSurg Holdings, Inc.                   54%
LLC
The Oakhurst Endoscopy ASC, LLC                 TN                AmSurg Holdings, Inc.                   51%
The Seneca PA ASC, LLC                          TN                AmSurg Holdings, Inc.                   51%
The Orlando Endoscopy ASC, LLC                  TN                AmSurg Holdings, Inc.                   51%
The Tamarac Endoscopy ASC, LLC                  TN                AmSurg Holdings, Inc.                   51%
The Waldorf Endoscopy ASC, LLC                  TN                AmSurg Holdings, Inc.                   51%
The Sarasota Endoscopy ASC, LLC                 TN                AmSurg Holdings, Inc.                   51%
The Melbourne Premiere Senior                   TN                AmSurg Holdings, Inc.                   51%
Refractive, LLC
The Melbourne RC, LLC                           TN                The Melbourne Premiere                  90%
                                                                  Senior Retractive, LLC
The Las Vegas Ophthalmology ASC,                TN                AmSurg Holdings, Inc.                   60%
LLC
AmSurg-Las Vegas, LLC                           TN                AmSurg Holdings, Inc.                  100%
West Texas Preferred Vision Care,               TN                50% Owned by The West Texas             50%
L.L.C.                                                            EyeCare Network, LLC